UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 13, 2015

GREEN ENVIROTECH HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54395	32-0218005
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

14699 Holman Mtn, Jamestown, CA 95327

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (209) 881-3523

210 S Sierra Ave, Suite 210 Oakdale CA 95361

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq., CPA

Hateley & Hampton

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

Phone: (310) 576-4758

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Certifying Accountant

Effective November 13, 2015, Anton & Chia, LLP (“Anton”) was dismissed as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved the dismissal of Anton as the independent registered public accounting firm.

Anton never issued financial statements nor rendered any type or report concerning any type of opinion regarding the Company’s financial statements during the time they were engaged.

Anton was engaged on January 27, 2015, During the period from January 27, 2015 until the date of dismissal, (i) there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton would have caused it to make reference to such disagreement in its reports should they have been issued; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Anton with a copy of the foregoing disclosures and requested that Anton furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Certifying Accountant

Effective November 13, 2015, the Board of Directors of the Company engaged MaloneBailey LLP (“Malone”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2014.

MaloneBailey was the Company’s previous independent registered public accounting firm. During the years ended December 31, 2013 and 2012 and during the period from December 31, 2013 through February 23, 2015, the date of the original dismissal, (i) there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from February 23, 2015 through November 13, 2015 the Company (a) has not engaged Malone as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Malone regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Malone concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 EXHIBITS

16.1 Letter from Anton & Chia LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Date: November 19, 2015

/s/ Gary DeLaurentiis
Gary DeLaurentiis
Chief Executive Officer